United States

Securities And Exchange Commission

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2015

CAMPUS CREST COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34872	27-2481988
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or organization)		Identification No.)

2100 Rexford Road, Suite 414
Charlotte, North Carolina		28211
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (704) 496-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02             Results of Operations and Financial Condition.

On November 16, 2015, Campus Crest Communities, Inc. (the “Company”) made available a copy of the Company’s Third Quarter 2015 Supplemental Analyst Package on its website at www.campuscrest.com. A copy of the Company’s Third Quarter 2015 Supplemental Analyst Package is furnished as Exhibit 99.1 to this current report.

The information contained in Item 2.02 of this current report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in Item 2.02 of this current report on Form 8-K, including Exhibit 99.1, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of the Company by HSRE Quad Merger Parent, LLC, a Delaware limited liability company (“Parent”), an affiliate of Harrison Street Real Estate Capital, LLC (“HSRE”). In connection with the proposed merger, the Company has filed with the Securities and Exchange Commission ("SEC") a preliminary proxy statement on November 16, 2015. A full description of the terms of the merger and the merger agreement can be found in the definitive proxy statement that Campus Crest intends to file with the SEC to be used at its annual meeting of shareholders to approve the proposed transaction with HSRE. STOCKHOLDERS ARE ADVISED TO READ CAMPUS CREST'S PRELIMINARY PROXY STATEMENT, AND, WHEN AVAILABLE, CAMPUS CREST’S DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE ANNUAL MEETING BECAUSE THESE STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed merger. Stockholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: Campus Crest, Investor Relations, 2100 Rexford Road, Suite 400, Charlotte, NC 28211, or at its website, www.campuscrest.com. The preliminary proxy statement and definitive proxy statement, once available, can also be obtained, without charge, at the SEC's internet site (http://www.sec.gov).

Participants in Solicitation

The directors, executive officers and certain other members of management and employees of the Company may be deemed "participants" in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger will be set forth in the definitive proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company's executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (the "Form 10-K") as filed with the SEC on April 1, 2015 and Amendment No. 1 to the Form 10-K as filed with the SEC on August 25, 2015 and the Company’s preliminary proxy statement as filed with the SEC on November 16, 2015.

Forward-Looking Statements

This communication contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements, which include statements regarding the proposed merger between the Company and HSRE, may be identified by the inclusion of words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "goal" and variations of such words and other similar expressions, and are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. These statements, as they relate to the Company or HSRE, the management of either such company or the proposed merger, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. The Company intends that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Many factors, including the following, could cause actual results to differ materially from the forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of the legal proceedings that have been, or may be, instituted against the Company and others following announcement of the Company entering into the merger agreement; the inability to complete the proposed merger due to the failure to satisfy the conditions to the merger, including obtaining the approval of the Company's stockholders, lender consents and other closing conditions more fully described in the merger agreement; risks that the proposed merger disrupts current plans and operations of the Company; potential difficulties in employee retention as a result of the proposed merger; the value of any non-transferable contingent value rights which may be issued in connection with the merger; legislative, regulatory and economic developments; risks related to disruption of management's attention from the Company's ongoing business operations due to the proposed merger; the effect of the announcement of the proposed merger on the Company's relationships with colleges and universities, relationships with tenants, operating results and business generally, and other risks and uncertainties described under "Item 1A. Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 and in the Company's Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2015, June 30, 2015 and September 30, 2015 and in other documents filed with the SEC by the Company. Given these uncertainties, current and prospective investors should be cautioned in their reliance on such forward-looking statements. Except as required by law, the Company disclaims any obligation to update any such factors or to publicly announce the results of any revision to any of the forward-looking statements contained herein to reflect future events or developments. A more comprehensive discussion of risks, uncertainties, financial reporting restatements, and forward-looking statements may be seen in the Company's Annual Report on Form 10-K and other periodic filings with the SEC.

Item 8.01        Other Events.

The disclosure set forth in Item 2.02 above is incorporated herein by reference in response to this Item 8.01.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Campus Crest Communities, Inc. Third Quarter 2015 Supplemental Analyst Package

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPUS CREST COMMUNITIES, INC.

By: /s/ Scott R. Rochon
Scott R. Rochon
Chief Accounting Officer

Dated: November 16, 2015

Exhibit Index

Exhibit Number	Description
99.1	Campus Crest Communities, Inc. Third Quarter 2015 Supplemental Analyst Package